Exhibit 4.1

PROGRESS
SOFTWARE

SHARES

SEE REVERSE FOR CERTAIN DEFINITIONS

PS
PROGRESS SOFTWARE CORPORATION
INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS
COMMON STOCK, $.01 PAR VALUE

THIS IS TO CERTIFY THAT	CUSIP 743312 10 0
IS THE OWNER OF
     FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF ONE CENT ($.01) EACH OF
                                                                PROGRESS SOFTWARE CORPORATION
(Hereinafter called the Corporation), transferable on the books on the Corporation by the holder in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:
PROGRESS SOFTWARE CORPORATION

/s/ Norman R. Robertson	INCORPORATED	/s/ Joseph W. Alsop
TREASURER	1981	PRESIDENT
	MASSACHUSETTS

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS AND SERIES OF STOCK. THE CORPORATION WILL FURNISH TO THE HOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE THE PREFERENCES, POWERS, QUALIFICATIONS AND RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF.
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common	UNIF GIFT MIN ACT— Custodian
TEN ENT —as tenants by the entireties	(Cust) (Minor)
JT TEN — as joint tenants with right of	under Uniform Gifts to Minors
survivorship and not as tenants in common	Act
(State)
Additional abbreviations may also be used though not in the above list.
For value received,                                          hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                                                                                                                                                                                                  shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                                                                                                                                            Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.